UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02297

Stratton Multi-Cap Fund, Inc.

(Exact name of registrant as specified in charter)

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Address of principal executive offices) (Zip code)

Patricia L. Sloan, Secretary/Treasurer

Stratton Multi-Cap Fund, Inc.

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-941-0255

Date of fiscal year end: December 31

Date of reporting period: March 31, 2010

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

First Quarter Report March 31, 2010

STRATTON
MUTUAL FUNDS
Stability • Strategy • Success

DEAR FELLOW SHAREHOLDER:

The U.S. economy continued to expand during the first quarter of the year. Recent gauges of economic activity such as consumer spending, factory orders and purchasing managers' intentions have exceeded expectations. Capital spending by U.S. corporations appears to be on the upswing. The breadth of the recovery is impressive and even the beleaguered Housing sector is showing signs of improvement. Residential housing has been helped by the extension of the first-time buyers' tax rebate. Credit availability is vastly improved from the freeze during the depths of the recession.

Corporate profits have rebounded sharply, reflecting strong productivity gains and massive operating cost reductions. S&P 500 company results broadly beat expectations in the fourth quarter, and although the earnings bar has been raised, we are optimistic that the first quarter results will extend the winning streak. Interestingly, corporate managements are beginning to speak more positively when looking towards subsequent quarters as opposed to "talking down" projections in the past. This looks like a good indication that the worst may be behind us. Corporations are awash in cash, fueling a resurgence of dividend increases, stock buybacks, and mergers and acquisitions.

The one area that lags all of this optimism is unemployment. Historically, payroll data is the last thing to improve coming out of a recession. This time is no different. For now, companies are content to see rising top line demand translate into bottom line profitability until they get confirming indications that the recovery is for real. Only then will they begin to add to their employment base.

We believe investors will recognize that in the present low-rate environment, common stocks offer the greatest return potential versus bonds. While the equity market rally of 2009 was dominated by stocks that are widely considered to be of "lower quality", going forward, we expect investor focus to shift to company fundamentals and earnings growth. Without downplaying the importance of sector positioning, we anticipate that future performance will be more dependent on stock selection. We are focusing on companies with exposure to faster growing markets which include stocks in the Energy, Materials and Technology sectors. We also are finding values within the Financials and Retailers as both credit conditions and consumer sentiment are improving.

Sincerely yours,

James W. Stratton
Chairman

April 14, 2010

Distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406-1212.
Date of first use, May 2010. This report is to be preceded or accompanied by a Prospectus.
All indices are unmanaged groupings of stocks that are not available for investment.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Multi-Cap Fund — Jim Stratton / Jim Beers

Q.	Is there a common denominator to describe the holdings that you eliminated during this quarter?

A.	In most cases the sales were companies that disappointed us with their reported quarterly earnings. This would be true of Dynegy, Inc., General Cable Corp. and H&R Block, Inc. in particular.

Q.	There are two sales within the Energy sector and one purchase. Can you explain your thinking there?

A.	The XTO Energy, Inc. holding is being acquired by Exxon, we chose not to hold Exxon stock, but rather reinvest the proceeds into a smaller company in the Energy area. We selected Noble Corp., a mid-cap company that supplies the needs, both domestic and international, of on shore and off shore drilling for the oil and gas industry.

Q.	Is the portfolio directed toward participating in the sharp economic recovery that you anticipate?

A.	The largest sectors of the portfolio are invested in Basic Materials, Technology and Energy, all of which should benefit from a sharply rising economy. Our recent acquisitions, Ford Motor Co., CSX Corp. and Air Products & Chemicals, Inc. are also business cycle sensitive companies. We are well positioned for the projected strong economic and earnings recovery.

Portfolio holdings are as of 3/31/10. They are subject to change at any time. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Multi-Cap Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS March 31, 2010 (unaudited)

Stratton Multi-Cap Fund

	March 31, 2010	December 31, 2009
Total Net Assets	$73,475,849	$73,019,702
Net Asset Value Per Share	$34.64	$33.13
Shares Outstanding	2,120,876	2,204,322

Quarterly Portfolio Changes

New Holdings (% of Total Net Assets)	Eliminated Holdings

Air Products & Chemicals, Inc. (1.5%)	Dynegy, Inc. Class A
Ameriprise Financial, Inc. (1.2%)	General Cable Corp.
CSX Corp. (1.2%)	H&R Block, Inc.
Ford Motor Co. (1.2%)	Petroleo Brasileiro S.A.-ADR
Noble Corp. (1.7%)	Triumph Group, Inc.
XTO Energy, Inc.

Sector Categories (% of Total Net Assets)

Basic Materials	20.4%	Banking/Financial	5.3%	Business Services	1.9%
Technology	17.2%	Capital Goods	5.0%	Chemicals	1.5%
Energy	13.7%	Retailing	4.8%	Consumer Durable	1.2%
Health Care	9.2%	Consumer Staples	3.0%	Transportation	1.2%
Insurance/Services	6.8%	Utilities	2.5%

Ten Largest Holdings*

	Market Value	% of TNA
Freeport-McMoRan Copper & Gold, Inc.	$3,341,600	4.5%
Owens-Illinois, Inc.	3,198,600	4.4
Harris Corp.	2,849,400	3.9
Hewlett-Packard Co.	2,657,500	3.6
Oracle Corp.	2,569,000	3.5
International Business Machines Corp.	2,565,000	3.5
Tyco International, Ltd.	2,295,000	3.1
Amedisys, Inc.	2,208,800	3.0
Kimberly-Clark Corp.	2,200,800	3.0
Family Dollar Stores, Inc.	2,196,600	3.0
	$26,082,300	35.5%

*	Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Real Estate Fund — Jim Beers

Q.	How did the Fund perform during the first quarter of 2010?

A.	Stratton Real Estate Fund rose +7.45% on a total return basis in the quarter ended March 31, 2010. The Fund’s performance was slightly behind the MSCI U.S. REIT Index return of +10.09% and the FTSE NAREIT Equity Index return of +10.01%. Shareholders should realize that a number of names in both indices are lower quality companies selling at extremely low prices that have risen dramatically as the credit markets thawed and the prospects for a brighter Economy have increased. As we move forward and the quality of company earnings becomes more important, these companies’ stock prices may not continue to outpace the higher quality companies’ values.

Q.	What changes have you been making in the portfolio?

A.	During the quarter, we reduced our exposure to traditional Health Care REITs. However, we did add some exposure to specialized medical office buildings with our purchase of Alexandria Real Estate Equities, Inc. Alexandria is the leading provider of real estate to the life science industry. Client tenants include universities and independent not-for-profit institutions, pharmaceutical, medical device, product, service and translation entities, as well as government agencies. We believe this type of company will grow earnings faster than the traditional health care related companies, though we are still committed to the sector based on the strong, long-term demographics of an aging population.

In addition, we slightly increased our exposure to the Lodging industry with an initial position in Starwood Hotels & Resorts Worldwide, Inc. Starwood is one of the leading hotel companies in the world which owns and manages many well known luxury hotel brands. We believe that when the Economy recovers, business and leisure travel will increase and hotel owners and operators will be well positioned to take advantage of numerous opportunities to increase revenue and ultimately to grow earnings.

Portfolio holdings are as of 3/31/10. They are subject to change at any time. Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Real Estate Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS March 31, 2010 (unaudited)

Stratton Real Estate Fund

	March 31, 2010	December 31, 2009
Total Net Assets	$78,645,129	$74,306,632
Net Asset Value Per Share	$23.50	$21.87
Shares Outstanding	3,345,933	3,398,087

Quarterly Portfolio Changes

New Holdings (% of Total Net Assets)		Eliminated Holdings
Alexandria Real Estate Equities, Inc. (2.6%)		None
Starwood Hotels & Resorts Worldwide, Inc. (0.9%)

Sector Categories (% of Total Net Assets)
Office	21.3%	Industrial	6.4%
Health Care	20.4%	Lodging	5.8%
Apartments	19.8%	Diversified	4.2%
Regional Malls	7.2%	Net Lease	3.6%
Shopping Centers	6.6%

Ten Largest Holdings*

	Market Value	% of TNA
The Macerich Co.	$2,990,326	3.8%
Highwoods Properties, Inc.	2,855,700	3.6
National Retail Properties, Inc.	2,853,750	3.6
Mid-America Apartment Communities, Inc.	2,848,450	3.6
UDR, Inc.	2,822,400	3.6
Liberty Property Trust	2,715,200	3.5
Mack-Cali Realty Corp.	2,643,750	3.4
EastGroup Properties, Inc.	2,641,800	3.4
SL Green Realty Corp.	2,577,150	3.3
Universal Health Realty Income Trust	2,473,800	3.1
	$27,422,326	34.9%

*	Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Small-Cap Value Fund — Jerry Van Horn

Q.	How did the Fund perform during the first quarter of 2010?

A.

For the first quarter of 2010, Stratton Small-Cap Value Fund posted a total return of +8.84% compared to the Russell 2000® Value Index return of +10.02% and the Russell 2000® Index return of +8.85%. Despite a mid-January sell-off brought on by sovereign default risk and fears of earlier than expected Fed tightening, the small-cap equity market continued its advance in the first quarter of 2010. While the first five weeks of the quarter brought a pullback in risk appetites and a corresponding shift in market leadership, the balance of the quarter saw a return to the strong performance of equities with lower-quality characteristics such as higher leverage and lower market capitalization and profitability levels.

Q.	What were the strongest/weakest areas of Fund performance during the quarter?

A.	Notable positive performance during the first quarter came from the Health Care, Consumer Discretionary, Producer Durable, Materials & Processing, and Financial Services sectors. Within the Health Care group, Fund holding PAREXEL International Corp. was driven by stronger than expected fourth quarter earnings as well as a general shift in sentiment toward health care equities following passage of the health care reform bill. Also within Health Care, Psychiatric Solutions, Inc. posted strong performance following speculation that the firm could be acquired. Holdings within the Consumer Discretionary, Producer Durable, and Materials & Processing sectors benefited from investors’ continued focus on economically sensitive areas of the market. Fund holdings within the Financial Services sector showed notable strength during the quarter as company fundamentals began to show signs of stability and investor sentiment toward the group began to improve. The Energy sector was the only group to post negative performance during the quarter. The Fund’s natural gas oriented holdings sold off in mid-January as a resurgence of drilling activity in the latter part of 2009 brought oversupply concerns back to the forefront.

Portfolio holdings are as of 3/31/10. They are subject to change at any time. Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS March 31, 2010 (unaudited)

Stratton Small-Cap Value Fund

	March 31, 2010	December 31, 2009
Total Net Assets	$819,996,994	$855,576,365
Net Asset Value Per Share	$43.94	$40.37
Shares Outstanding	18,662,364	21,191,874

Quarterly Portfolio Changes

New Holdings (% of Total Net Assets)			Eliminated Holdings
None			CONMED Corp.
			Euroseas, Ltd.
			FelCor Lodging Trust, Inc.
			GameStop Corp. Class A
			Henry Schein, Inc.
			Netflix, Inc.

Sector Categories (% of Total Net Assets)
Banking/Financial	17.2%	REITs	7.8%	Consumer Durable	1.8%
Technology	17.2%	Retailing	6.8%	Business Services	1.8%
Industrial	10.4%	Utilities	6.3%	Aerospace/Defense	1.6%
Health Care	8.7%	Consumer Staples	4.6%	Consumer Services	1.3%
Energy	8.4%	Basic Materials	3.2%	Insurance/Services	1.0%

Ten Largest Holdings*

	Market Value	% of TNA
PAREXEL International Corp.	$18,298,350	2.2%
Syniverse Holdings, Inc.	15,868,050	1.9
Kinetic Concepts, Inc.	15,538,250	1.9
Jos. A. Bank Clothiers, Inc.	15,006,890	1.8
Aaron’s, Inc.	14,986,330	1.8
Jarden Corp.	14,980,500	1.8
Solera Holdings, Inc.	14,880,250	1.8
Affiliated Managers Group, Inc.	14,792,750	1.8
Crane Co.	14,711,200	1.8
Blue Coat Systems, Inc.	14,557,760	1.8
	$153,620,330	18.6%

*	Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

SCHEDULE OF INVESTMENTS March 31, 2010 (unaudited)

Stratton Multi-Cap Fund

	Number of Shares	Market Value (Note A)
COMMON STOCKS – 93.7%
Banking/Financial – 5.3%
Ameriprise Financial, Inc.	20,000	$907,200
Hudson City Bancorp, Inc.	100,000	1,416,000
JPMorgan Chase & Co.	35,000	1,566,250

		3,889,450

Basic Materials – 20.4%
Agrium, Inc.	20,000	1,412,600
Freeport-McMoRan Copper & Gold, Inc.	40,000	3,341,600
GrafTech International, Ltd.†	100,000	1,367,000
The Mosaic Co.	25,000	1,519,250
Owens-Illinois, Inc.†	90,000	3,198,600
Potash Corp. of Saskatchewan, Inc.	15,000	1,790,250
Quaker Chemical Corp.	30,000	813,300
Schnitzer Steel Industries, Inc. Class A	30,000	1,575,900

		15,018,500

Business Services – 1.9%
Waste Management, Inc.	40,000	1,377,200

Capital Goods – 5.0%
General Electric Co.	75,000	1,365,000
Tyco International, Ltd.	60,000	2,295,000

		3,660,000

Chemicals – 1.5%
Air Products & Chemicals, Inc.	15,000	1,109,250

Consumer Durable – 1.2%
Ford Motor Co.†	70,000	879,900

Consumer Staples – 3.0%
Kimberly-Clark Corp.	35,000	2,200,800

Energy – 13.7%
Anadarko Petroleum Corp.	30,000	2,184,900
Halliburton Co.	40,000	1,205,200
National-Oilwell Varco, Inc.	30,000	1,217,400
Noble Corp.	30,000	1,254,600
Occidental Petroleum Corp.	20,000	1,690,800
Penn Virginia Corp.	50,000	1,225,000
Transocean, Ltd.†	15,000	1,295,700

		10,073,600

Health Care – 9.2%
Abbott Laboratories	35,000	1,843,800
Amedisys, Inc.†	40,000	2,208,800
Becton, Dickinson & Co.	15,000	1,180,950
Thermo Fisher Scientific, Inc.†	30,000	1,543,200

		6,776,750

	Number of Shares	Market Value (Note A)
Insurance/Services – 6.8%
Aflac, Inc.	30,000	$1,628,700
MetLife, Inc.	40,000	1,733,600
Torchmark Corp.	30,000	1,605,300

		4,967,600

Retailing – 4.8%
Family Dollar Stores, Inc.	60,000	2,196,600
McDonald’s Corp.	20,000	1,334,400

		3,531,000

Technology – 17.2%
Corning, Inc.	100,000	2,021,000
Harris Corp.	60,000	2,849,400
Hewlett-Packard Co.	50,000	2,657,500
International Business Machines Corp.	20,000	2,565,000
Oracle Corp.	100,000	2,569,000

		12,661,900

Transportation – 1.2%
CSX Corp.	17,000	865,300

Utilities – 2.5%
Energen Corp.	40,000	1,861,200

Total Common Stocks
(Cost $63,699,626)		68,872,450

	Principal Amount
SHORT-TERM INVESTMENTS – 6.4%
PNC Bank Money Market Account
0.05%, due 04/01/10	$4,714,420	4,714,420

Total Short-Term Investments
(Cost $4,714,420)		4,714,420

Total Investments — 100.1%
(Cost $68,414,046*)		73,586,870
Liabilities in Excess of Other Assets — (0.1%)		(111,021)

NET ASSETS — 100.0%		$73,475,849

†	Non-income producing security
*	Aggregate cost is $68,414,046 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$9,879,417
Gross unrealized depreciation	(4,706,593)

Net unrealized appreciation	$5,172,824

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS March 31, 2010 (unaudited)

Stratton Real Estate Fund

	Number of Shares	Market Value (Note A)
COMMON STOCKS – 95.3%
Apartments – 19.8%
American Campus Communities, Inc.	55,000	$1,521,300
Apartment Investment & Management Co. Class A	60,000	1,104,600
AvalonBay Communities, Inc.	20,000	1,727,000
Camden Property Trust	40,000	1,665,200
Equity Residential	50,000	1,957,500
Home Properties, Inc.	40,000	1,872,000
Mid-America Apartment Communities, Inc.	55,000	2,848,450
UDR, Inc.	160,000	2,822,400

		15,518,450

Diversified – 4.2%
Digital Realty Trust, Inc.	30,000	1,626,000
Lexington Realty Trust	258,255	1,681,240

		3,307,240

Health Care – 20.4%
HCP, Inc.	60,000	1,980,000
Health Care REIT, Inc.	40,000	1,809,200
Healthcare Realty Trust, Inc.	100,000	2,329,000
Medical Properties Trust, Inc.	100,000	1,048,000
National Health Investors, Inc.	50,000	1,938,000
Nationwide Health Properties, Inc.	65,000	2,284,750
Universal Health Realty Income Trust	70,000	2,473,800
Ventas, Inc.	45,000	2,136,600

		15,999,350

Industrial – 6.4%
AMB Property Corp.	50,000	1,362,000
DCT Industrial Trust, Inc.	200,000	1,046,000
EastGroup Properties, Inc.	70,000	2,641,800

		5,049,800

Lodging – 5.8%
Hospitality Properties Trust	100,000	2,395,000
Starwood Hotels & Resorts Worldwide, Inc.	15,000	699,600
Sunstone Hotel Investors, Inc.†	131,414	1,467,894

		4,562,494

Net Lease – 3.6%
National Retail Properties, Inc.	125,000	2,853,750

Office – 21.3%
Alexandria Real Estate Equities, Inc.	30,000	2,028,000
Boston Properties, Inc.	20,000	1,508,800

	Number of Shares	Market Value (Note A)
Office – continued
Brandywine Realty Trust	200,000	$2,442,000
Highwoods Properties, Inc.	90,000	2,855,700
Liberty Property Trust	80,000	2,715,200
Mack-Cali Realty Corp.	75,000	2,643,750
SL Green Realty Corp.	45,000	2,577,150

		16,770,600

Regional Malls – 7.2%
Glimcher Realty Trust	185,000	937,950
The Macerich Co.	78,056	2,990,326
Simon Property Group, Inc.	20,857	1,749,902

		5,678,178

Shopping Centers – 6.6%
Developers Diversified Realty Corp.	66,264	806,433
Equity One, Inc.	50,000	944,500
Federal Realty Investment Trust	30,000	2,184,300
Urstadt Biddle Properties, Inc. Class A	80,000	1,264,800

		5,200,033

Total Common Stocks
(Cost $73,288,870)		74,939,895

	Principal Amount
SHORT-TERM INVESTMENTS – 4.4%
PNC Bank Money Market Account
0.05%, due 04/01/10	$3,459,065	3,459,065

Total Short-Term Investments
(Cost $3,459,065)		3,459,065

Total Investments — 99.7%
(Cost $76,747,935*)		78,398,960
Other Assets Less Liabilities — 0.3%		246,169

NET ASSETS — 100.0%		$78,645,129

†	Non-income producing security
*	Aggregate cost is $76,747,935 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$14,917,751
Gross unrealized depreciation	(13,266,726)

Net unrealized appreciation	$1,651,025

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS March 31, 2010 (unaudited)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note A)
COMMON STOCKS – 98.1%
Aerospace/Defense – 1.6%
Moog, Inc. Class A†	361,925	$12,819,384

Banking/Financial – 17.2%
Affiliated Managers Group, Inc.†	187,250	14,792,750
Astoria Financial Corp.	722,000	10,469,000
BancorpSouth, Inc.	421,000	8,824,160
Community Bank System, Inc.	330,000	7,517,400
First Midwest Bancorp, Inc.	764,200	10,354,910
First Niagara Financial Group, Inc.	577,000	8,204,940
Glacier Bancorp, Inc.	380,000	5,787,400
IBERIABANK Corp.	122,000	7,321,220
Interactive Brokers Group, Inc. Class A†	459,000	7,412,850
MB Financial, Inc.	482,200	10,863,966
National Penn Bancshares, Inc.	784,400	5,412,360
Signature Bank†	235,000	8,706,750
Sterling Bancshares, Inc.	1,440,000	8,035,200
SVB Financial Group†	239,000	11,151,740
United Bankshares, Inc.	351,000	9,203,220
Webster Financial Corp.	418,600	7,321,314

		141,379,180

Basic Materials – 3.2%
Compass Minerals International, Inc.	165,000	13,237,950
Silgan Holdings, Inc.	209,000	12,588,070

		25,826,020

Business Services – 1.8%
Arbitron, Inc.	545,500	14,543,030

Consumer Durable – 1.8%
Jarden Corp.	450,000	14,980,500

Consumer Services – 1.3%
Corinthian Colleges, Inc.†	620,000	10,905,800

Consumer Staples – 4.6%
Casey’s General Stores, Inc.	362,700	11,388,780
Ralcorp Holdings, Inc.†	205,000	13,894,900
Ruddick Corp.	401,500	12,703,460

		37,987,140

Energy – 8.4%
Alpha Natural Resources, Inc.†	135,500	6,760,095
Cabot Oil & Gas Corp.	293,400	10,797,120
Carrizo Oil & Gas, Inc.†	534,000	12,255,300
Penn Virginia Corp.	479,400	11,745,300
Petrohawk Energy Corp.†	444,110	9,006,551
PetroQuest Energy, Inc.†	1,904,190	9,578,075
Superior Energy Services, Inc.†	405,000	8,513,100

		68,655,541

	Number of Shares	Market Value (Note A)
Health Care – 8.7%
Amedisys, Inc.†	237,667	$13,123,953
Kinetic Concepts, Inc.†	325,000	15,538,250
PAREXEL International Corp.†	785,000	18,298,350
Psychiatric Solutions, Inc.†	374,700	11,166,060
West Pharmaceutical Services, Inc.	316,100	13,260,395

		71,387,008

Industrial – 10.4%
Cascade Corp.	176,500	5,685,065
Chicago Bridge & Iron Co. N.V.†	618,500	14,386,310
Crane Co.	414,400	14,711,200
EnerSys†	509,000	12,551,940
MasTec, Inc.†	920,000	11,601,200
The Shaw Group, Inc.†	397,400	13,678,508
Terex Corp.†	544,000	12,354,240

		84,968,463

Insurance/Services – 1.0%
Selective Insurance Group, Inc.	505,200	8,386,320

REITs – 7.8%
AMB Property Corp.	300,000	8,172,000
Highwoods Properties, Inc.	265,000	8,408,450
Home Properties, Inc.	179,000	8,377,200
Medical Properties Trust, Inc.	1,187,000	12,439,760
Nationwide Health Properties, Inc.	355,000	12,478,250
SL Green Realty Corp.	240,000	13,744,800

		63,620,460

Retailing – 6.8%
Aaron’s, Inc.	449,500	14,986,330
The Gymboree Corp.†	259,200	13,382,496
Jos. A. Bank Clothiers, Inc.†	274,600	15,006,890
PetMed Express, Inc.	575,000	12,747,750

		56,123,466

Technology – 17.2%
Anixter International, Inc.†	236,700	11,089,395
Belden, Inc.	464,600	12,757,916
Blue Coat Systems, Inc.†	469,000	14,557,760
CACI International, Inc. Class A†	200,000	9,770,000
CommScope, Inc.†	500,000	14,010,000
ON Semiconductor Corp.†	1,545,800	12,366,400
Parametric Technology Corp.†	785,000	14,169,250
Quest Software, Inc.†	624,000	11,100,960
RF Micro Devices, Inc.†	2,052,000	10,218,960
Solera Holdings, Inc.	385,000	14,880,250
Syniverse Holdings, Inc.†	815,000	15,868,050

		140,788,941

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS March 31, 2010 (unaudited) (continued)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note A)
Utilities – 6.3%
Avista Corp.	605,000	$12,529,550
El Paso Electric Co.†	639,000	13,163,400
Portland General Electric Co.	325,000	6,275,750
Southwest Gas Corp.	450,000	13,464,000
Unisource Energy Corp.	200,000	6,288,000

		51,720,700

Total Common Stocks
(Cost $706,337,489)		804,091,953

	Principal Amount
SHORT-TERM INVESTMENTS – 1.9%
PNC Bank Money Market Account
0.05%, due 04/01/10	$15,828,719	15,828,719

Total Short-Term Investments
(Cost $15,828,719)		15,828,719

Total Investments — 100.0%
(Cost $722,166,208*)		819,920,672
Other Assets Less Liabilities — 0.0%		76,322

NET ASSETS — 100.0%		$819,996,994

REIT – Real Estate Investment Trust

†	Non-income producing security
*	Aggregate cost is $722,166,208 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$153,879,639
Gross unrealized depreciation	(56,125,175)

Net unrealized appreciation	$97,754,464

See accompanying notes to Schedules of Investments.

NOTES TO SCHEDULES OF INVESTMENTS

March 31, 2010 (unaudited)

Note A. Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets, for which no quotations are readily available, are valued at their “fair value” as determined in good faith by the Boards of Directors of the Funds. Some of the more common reasons that may necessitate that a security be valued at “fair value” include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; or the security has not been traded for an extended period of time.

Note B. Fair Value Measurements – Various inputs are used in determining the fair value of investments which are as follows:

Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date

Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active

Level 3 - Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value each Fund’s net assets as of March 31, 2010 is as follows:

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund
Level 1 - Quoted prices *	$73,586,870	$78,398,960	$819,920,672
Level 2 - Significant observable inputs	—	—	—
Level 3 - Significant unobservable inputs	—	—	—

Total Market Value of Investments	$73,586,870	$78,398,960	$819,920,672

*	The breakdown of each Fund’s investments into major categories is disclosed in its Schedule of Investments.

Interim and annual reporting periods beginning after December 15, 2009 will require additional disclosure regarding transfers in and/or out of Level 1 and 2. Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact on the Funds’ financial statements.

C. Determination of Gains or Losses on Sales of Securities – Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

NOTES TO SCHEDULES OF INVESTMENTS (continued)

March 31, 2010 (unaudited)

Note C. Tax Disclosure – No provision for federal income taxes is required since the Funds intend to continue to comply with all requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. Federal income tax regulations differ from accounting principals generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of March 31, 2010.

As of December 31, 2009, Multi-Cap Fund had net capital loss carryforwards for federal income tax purposes of $12,278,017, which are available to reduce future required distributions of net capital gains to shareholders. This amount is available through 2017. Real Estate Fund had net capital loss carryforwards for federal income tax purposes of $4,828,255, which are available to reduce future required distributions of net capital gains to shareholders. This amount is available through 2017. Small-Cap Value Fund had net capital loss carryforwards for federal income tax purposes of $2,615,472 and $16,735,188, which are available to reduce future required distributions of net capital gains to shareholders. This amount is available through 2016 and 2017 respectively.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Multi-Cap Fund and Small-Cap Value Fund had deferred post-October capital losses of $1,869,045 and $14,747,791, respectively, which will be treated as arising on the first business day of the fiscal year ending December 31, 2010.

For additional information regarding the accounting policies of the Funds, refer to the most recent financial statements in the N-CSR filings at www.sec.gov.

SHAREHOLDER INFORMATION

General Information on the Funds

Requests for a Prospectus, application, financial information, (including past performance figures or any additional information on the Funds), and the available programs should be directed to the Funds’ toll free number at 1-800-634-5726. Please visit our website at www.strattonfunds.com to stay up to date on the Funds’ performance and to learn more about the Funds.

Share Price Information

The Funds’ daily NAVs can be found on our website at www.strattonfunds.com. Ticker symbols for Multi-Cap Fund, Real Estate Fund and Small-Cap Value Fund are STRGX, STMDX and STSCX, respectively.

Minimum Investment

The minimum amount for the initial purchase of shares of each Fund is $2,000 for shares purchased in non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent purchases of Fund shares in retirement accounts.

Redemption Fees

The Funds may assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds, in their discrection, are authorized to waive the redemption fee as set forth in the Funds’ Prospectus.

Dividends and Distributions

The Real Estate Fund has made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Real Estate Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Real Estate Fund’s distributions to shareholders may be reclassified as a return of capital at the end of the fiscal year. Therefore, Forms 1099-DIV for the Real Estate Fund may not be available until March. The Multi-Cap Fund may declare and pay dividends, if any, from net investment income semi-annually. The Real Estate Fund may declare and pay dividends, if any, on a semi-annual basis, however it may declare and pay dividends more frequently. The Small-Cap Value Fund may declare and pay dividends, if any, from net investment income annually. Each Fund makes distributions of capital gains, if any, at least annually. Unless a shareholder elects to receive distributions in cash, distributions will be reinvested in additional shares of the appropriate Fund.

Available Programs

Automatic Investment Plan

Shares of a Fund may be purchased through our Automatic Investment Plan. This plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. Participation in this plan requires a $2,000 initial minimum balance and a minimum monthly investment of $100. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may participate in the plan.

SHAREHOLDER INFORMATION (continued)

Systematic Cash Withdrawal Plan

Shares of a Fund may be automatically redeemed through our Systematic Cash Withdrawal Plan. Participation in this plan requires a minimum account balance of $10,000 and a minimum monthly withdrawal of $50.

Retirement and Education Plans

Shares of the Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these plans and further details about procedures to be followed are available by calling 1-800-634-5726, or by visiting the Funds’ website at www.strattonfunds.com.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts (including additional purchase or redemption requests) and other Fund services should call 1-800-472-4266 or write the transfer agent at the following addresses:

via First Class Mail	via Overnight Courier

Stratton Mutual Funds	Stratton Mutual Funds
c/o PNC Global Investment Servicing (U.S.) Inc.	c/o PNC Global Investment Servicing (U.S.) Inc.
P. O. Box 9801	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

1-800-578-8261

Please do not send account related correspondence, including transaction requests, to the Advisor. Doing so may delay the processing of your account related request.

DIRECTORS

Bernard A. Francis, Jr.

Brian G. Peirce

Lois Rothenberger

James W. Stratton

Frank Thomas

H. Drake Williams, Jr.

Joel H. Wilson

Harold L. Zuber, Jr.

OFFICERS

James W. Stratton
Chairman
Stratton Mutual Funds

John A. Affleck, CFA
President
Stratton Multi-Cap Fund

James A. Beers
President
Stratton Real Estate Fund

Gerald M. Van Horn, CFA
President
Stratton Small-Cap Value Fund

Joanne E. Kuzma
Chief Compliance Officer

Patricia L. Sloan
Secretary & Treasurer

Brigid E. Hummel
Assistant Secretary &
Assistant Treasurer

Michelle A. Whalen
Assistant Secretary &
Assistant Treasurer

INVESTMENT ADVISOR

TRANSFER AGENT & DIVIDEND PAYING AGENT

PNC Global Investment Servicing (U.S.) Inc.
760 Moore Road
King of Prussia, PA 19406-1212
1-800-472-4266

CUSTODIAN BANK

PFPC Trust Company
301 Bellevue Parkway
Wilmington, DE 19809

Visit the Stratton Mutual Funds website at www.strattonfunds.com

STRATTON
MUTUAL FUNDS
Stability • Strategy • Success

Item 2.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Stratton Multi-Cap Fund, Inc.

By (Signature and Title)*	/s/ JAMES W. STRATTON
James W. Stratton, Chief Executive Officer
(principal executive officer)

Date 5/4/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JAMES W. STRATTON
James W. Stratton, Chief Executive Officer
(principal executive officer)

Date 5/4/10

By (Signature and Title)*	/s/ JAMES A. BEERS
James A. Beers, Chief Financial Officer
(principal financial officer)

Date 5/4/10

*	Print the name and title of each signing officer under his or her signature.